UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2005

Collegiate Pacific Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17293	22-2795073
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas		75234
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972.243.8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2005, the Compensation Committee of the Board of Directors of Collegiate Pacific Inc. approved increases to the annual base salaries (effective as of July 1, 2005) of the executive officers who were named in the Summary Compensation Table of Collegiate Pacific's Fiscal 2004 Proxy Statement and who are expected to be named in the Summary Compensation Table of Collegiate Pacific's Fiscal 2005 Proxy Statement. The folowing table sets forth the new annual base salary levels of the executive officers of Collegiate Pacific:

Name and Position-----------------------------------------Annual Base Salary

Michael J. Blumenfeld
Chairman and Chief Executive Officer---------------------$375,000
Adam Blumenfeld
President----------------------------------------------------------$375,000
William R. Estill
Chief Financial Officer-----------------------------------------$245,000
Tevis Martin
Executive Vice President, U.S. Operations---------------$175,000
Arthur J. Coerver
Chief Operating Officer---------------------------------------$152,000
Harvey Rothenberg
Vice President, Marketing------------------------------------$145,000

In addition, on December 7, 2005, the Compensation Committee of the Board of Directors of Collegiate Pacific Inc. approved a cash bonus plan for the above-named executive officers, except for Michael J. Blumenfeld and Tevis Martin, neither of whom are eligible to participate in the cash bonus plan. Under the terms of the bonus plan, each eligible executive officer will be eligible to receive a bonus of (a) up to 25% of his base salary if Collegiate Pacific's consolidated earnings before interest, taxes, deprecitaion and amortization ("EBITDA") for fiscal 2006 is at least $15,000,000 and (b) an additional 8% of his base salary for each $1,000,000 of additional EBITDA of Collegiate Pacific for fiscal 2006 up to a maximum fiscal 2006 EBITDA of $18,000,000. A copy of the summary sheet outlining the terms of executive officer compensation approved by the Compensation Committee of the Board of Directors is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Finally, on December 7, 2005, the Board of Directors of Collegiate Pacific Inc. approved the terms of compensation to be paid to the non-management members of the Board of Directors of Collegiate Pacific Inc. for fiscal 2006, which ends on June 30, 2006. Compensation for non-management directors includes an annual retainer of $15,000, $500 for each meeting attended and reimbursement of travel and business expenses. In addition, the Chariman of the Audit Committee of the Board of Directors will receive an annual retainer of $4,000 and the Chairman of the Compensation Committee and the Nominating Committee of the Board of Directors will each receive an annual retainer of $2,000. A copy of the summary sheet outlining the terms of director compensation approved by the Board of Directors for non-management directors is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 - Fiscal 2006 Summary of Executive Officer Compensation

10.2 - Fiscal 2006 Summary of Non-Management Director Compensation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Collegiate Pacific Inc.

December 12, 2005	By:	William R. Estill

Name: William R. Estill
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Fiscal 2006 Summary of Executive Officer Compensation
10.2	Fiscal 2006 Summary of Non-Management Director Compensation